Last Updated 10/30/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2015 and 2014

Line		3 Months Ended September 30, 2015	3 Months Ended September 30, 2014	3 Months Incr (Decr)	9 Months Ended September 30, 2015	9 Months Ended September 30, 2014	9 Months Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)						
1	Arizona Public Service	$ 266	$ 255	$ 11	$ 420	$ 427	$ (7)
2	El Dorado	-	-	-	-	(1)	1
3	Parent Company	(4)	(7)	3	(10)	(12)	2
4	Net income	262	248	14	410	414	(4)
5	Less: Net Income Attributable to Noncontrolling Interests	5	4	1	14	22	(8)
6	Net Income Attributable to Common Shareholders	$ 257	$ 244	$ 13	$ 396	$ 392	$ 4
	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED						
7	Arizona Public Service	$ 2.38	$ 2.30	$ 0.08	$ 3.77	$ 3.85	$ (0.08)
8	El Dorado	-	-	-	-	(0.01)	0.01
9	Parent Company	(0.04)	(0.06)	0.02	(0.09)	(0.11)	0.02
10	Net income	2.34	2.24	0.10	3.68	3.73	(0.05)
11	Less: Net Income Attributable to Noncontrolling Interests	0.04	0.04	-	0.13	0.20	(0.07)
12	Net Income Attributable to Common Shareholders	$ 2.30	$ 2.20	$ 0.10	$ 3.55	$ 3.53	$ 0.02
13	**BOOK VALUE PER SHARE**	$ 41.99	$ 40.67	$ 1.32	$ 41.99	$ 40.67	$ 1.32
	COMMON SHARES OUTSTANDING (Thousands)						
14	Average - Diluted	111,616	111,103	513	111,490	110,962	528
15	End of Period	110,847	110,447	400	110,847	110,447	400

Page 1 of 4

Last Updated 10/30/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2015 and 2014

Line		3 Months Ended September 30, 2015	3 Months Ended September 30, 2014	3 Months Incr (Decr)	9 Months Ended September 30, 2015	9 Months Ended September 30, 2014	9 Months Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)						
	Retail						
16	Residential	$ 657	$ 619	$ 38	$ 1,375	$ 1,329	$ 46
17	Business	486	460	26	1,235	1,205	30
18	Total retail	1,143	1,079	64	2,610	2,534	76
	Wholesale revenue on delivered electricity						
19	Traditional contracts	3	16	(13)	9	40	(31)
20	Off-system sales	43	61	(18)	100	140	(40)
21	Native load hedge liquidation	-	-	-	-	-	-
22	Total wholesale	46	77	(31)	109	180	(71)
23	Transmission for others	12	7	5	27	23	4
24	Other miscellaneous services	(3)	9	(12)	13	26	(13)
25	Total electric operating revenues	$ 1,198	$ 1,172	$ 26	$ 2,759	$ 2,763	$ (4)
	ELECTRIC SALES (GWH)						
	Retail sales						
26	Residential	4,834	4,665	169	10,393	10,252	141
27	Business	4,365	4,234	131	11,346	11,260	86
28	Total retail	9,199	8,899	300	21,739	21,512	227
	Wholesale electricity delivered						
29	Traditional contracts	38	186	(148)	150	560	(410)
30	Off-system sales	1,462	1,552	(90)	3,833	3,444	389
31	Retail load hedge management	-	-	-	-	-	-
32	Total wholesale	1,500	1,738	(238)	3,983	4,004	(21)
33	Total electric sales	10,699	10,637	62	25,722	25,516	206

Page 2 of 4

Last Updated 10/30/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2015 and 2014

Line		3 Months Ended September 30, 2015	3 Months Ended September 30, 2014	3 Months Incr (Decr)	9 Months Ended September 30, 2015	9 Months Ended September 30, 2014	9 Months Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS						
	Retail customers						
34	Residential	1,043,551	1,030,055	13,496	1,044,927	1,031,996	12,931
35	Business	130,628	129,558	1,070	130,391	129,196	1,195
36	Total retail	1,174,179	1,159,613	14,566	1,175,318	1,161,192	14,126
37	**Wholesale customers**	46	56	(10)	47	56	(9)
38	Total customers	1,174,225	1,159,669	14,556	1,175,365	1,161,248	14,117
39	Total customer growth (% over prior year)	1.3%	1.4%	(0.1)%	1.2%	1.4%	(0.2)%
	RETAIL SALES (GWH) - WEATHER NORMALIZED						
40	Residential	4,842	4,729	113	10,664	10,561	103
41	Business	4,297	4,221	76	11,280	11,224	56
42	Total	9,139	8,950	189	21,944	21,785	159
43	Retail sales (GWH) (% over prior year)	2.1%			0.7%		
	RETAIL USAGE (KWh/Average Customer)						
44	Residential	4,631	4,529	102	9,946	9,934	12
45	Business	33,415	32,680	735	87,013	87,157	(144)
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)						
46	Residential	4,640	4,591	49	10,206	10,233	(27)
47	Business	32,892	32,577	315	86,512	86,878	(366)
	ELECTRICITY DEMAND (MW)						
48	Native load peak demand	7,031	7,007	24	7,031	7,007	24
	WEATHER INDICATORS - RESIDENTIAL						
	Actual						
49	Cooling degree-days	1,265	1,145	120	1,749	1,675	74
50	Heating degree-days	-	-	-	254	245	9
51	Average humidity	33%	34%	(1)%	29%	26%	3%
	10-Year Averages						
52	Cooling degree-days	1,224	1,224	-	1,709	1,709	-
53	Heating degree-days	-	-	-	524	524	-
54	Average humidity	29%	29%	-	24%	24%	-

Page 3 of 4

Last Updated 10/30/2015

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2015 and 2014

Line		3 Months Ended September 30, 2015	3 Months Ended September 30, 2014	3 Months Incr (Decr)	9 Months Ended September 30, 2015	9 Months Ended September 30, 2014	9 Months Incr (Decr)
	ENERGY SOURCES (GWH)						
	Generation production						
55	Nuclear	2,535	2,523	12	7,262	7,232	30
56	Coal	3,163	3,450	(287)	8,300	8,985	(685)
57	Gas, oil and other	2,550	1,615	935	4,974	4,713	261
58	Total generation production	8,248	7,588	660	20,536	20,930	(394)
	Purchased power						
59	Firm load	2,940	2,717	223	6,197	5,601	596
60	Marketing and trading	109	140	(31)	297	351	(54)
61	Total purchased power	3,049	2,857	192	6,494	5,952	542
62	Total energy sources	11,296	10,445	851	27,030	26,882	148
	POWER PLANT PERFORMANCE						
	Capacity Factors						
63	Nuclear	100%	100%	-	97%	96%	1%
64	Coal	74%	81%	(7)%	66%	71%	(5)%
65	Gas, oil and other	33%	30%	3%	17%	21%	(4)%
66	System average	58%	58%	-	46%	49%	(3)%
	ECONOMIC INDICATORS						
	Building Permits (a)						
67	Metro Phoenix	6,106	3,962	2,144	16,686	14,387	2,299
	Arizona Job Growth (b)						
68	Payroll job growth (% over prior year)	2.1%	1.8%	0.3%	2.3%	1.9%	0.4%
69	Unemployment rate (%, seasonally adjusted)	6.2%	6.7%	(0.5)%	6.2%	6.9%	(0.7)%

Sources:
(a) U.S. Census Bureau
(b) Arizona Department of Economic Security

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